Exhibit 99.1
Unaudited
Mid-Quarter Update to Financial Supplement
August 31, 2005
Table of Contents

REVIEW OF FINANCIAL TRENDS	3
CONSOLIDATED SELECTED AVERAGE BALANCES	5
CAPITALIZATION	6
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS	6
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES	7
ASSET MANAGEMENT PERFORMANCE MEASURES	8
MORTGAGE BANKING STATISTICS	8
FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS	9

Table of Contents (continued)
Mid-Quarter Update to Financial Supplement
SUMMARY OF PRESENTATION CHANGES

Presentation changes made to this Mid-Quarter Update to Financial Supplement are as follows:

Consumer & Small Business Financial Services Performance Measures — page 7
Deposit Account Metrics were modified and now disclose total average balances and period-end number of accounts by product type for “Core Retail”; i.e., excluding Dealer Finance and Education Finance. Previous disclosures of period-end number of accounts and average account size by product type included those business units.

National City Corporation
Review of Financial Trends
This review contains forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation’s ability to effectively execute its business plans; changes in general economic and financial market conditions; changes in interest rates; changes in the competitive environment; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; losses, customer bankruptcy, claims and assessments; changes in banking regulations or other regulatory or legislative requirements affecting the Corporation’s business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2004, and subsequent filings with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC’s Web site at www.sec.gov or on the Corporation’s Web site at www.NationalCity.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.
Earning Assets, Net Interest Margin, and Net Interest Income
Net interest income grew in both July and August relative to June as the result of steady growth in average earning assets coupled with a relatively stable net interest margin. Commercial loan outstandings leveled off in July and August following rapid growth in the second quarter. Home equity loans and lines of credit continue to drive most of the growth in the consumer portfolio. Deposit account acquisition trends remain favorable, and retail core deposits have continued to grow.
Noninterest Income and Expense
Core banking fees, specifically service charges on deposit accounts, grew strongly in July and August, reflective of account growth. Mortgage banking revenue is down sharply from the second quarter. Mortgage servicing right (MSR) net hedging results were neutral in the first two months of the quarter in contrast to MSR net hedging gains in the second quarter. National City Mortgage results on an operating basis are expected to be essentially break-even for the third quarter. Gain-on-sale margins at First Franklin remain under pressure, reflecting continued highly competitive conditions. Other income for the third quarter includes a pre-tax gain of $16 million from the sale of the Corporation’s Madison Bank and Trust subsidiary in August.

Non-interest expenses for the third quarter include recoveries of approximately $20 million in August and early September pursuant to an insurance settlement for previously incurred losses on the residual value of automobiles associated with the Corporation’s now-discontinued auto leasing business. Otherwise, no unusual expense trends are evident in the quarter.
Credit Quality
Credit quality in both the corporate and retail loan portfolios remains strong. Delinquency and charge-off trends are comparable to previous quarters.
Capital
In July and August, a total of 3.9 million shares were repurchased in the open market. Through September 9, an additional 45,000 shares were repurchased. Management intends to continue repurchasing shares over the balance of this year, subject to market conditions and applicable laws and regulations, and in the context of maintaining a tangible equity to tangible assets ratio of at least 6.5 percent.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	August	July	June	May	April	March	February	January	December	November	October	September	August
	2005	2005	2005	2005	2005	2005	2005	2005	2004	2004	2004	2004	2004
ASSETS
Available for sale securities, at cost	$7,447	$7,493	$8,103	$8,307	$8,463	$8,549	$8,646	$8,939	$9,348	$9,573	$9,653	$9,460	$9,618

Portfolio loans:
Commercial	$27,375	$27,467	$27,542	$27,226	$26,686	$26,042	$25,405	$25,198	$25,147	$25,171	$25,199	$24,852	$24,523
Commercial construction	3,058	3,112	3,056	2,996	2,944	2,904	2,917	2,906	2,926	2,957	2,925	2,855	2,820
Real estate — commercial	12,142	12,027	11,758	11,727	11,863	11,906	12,274	12,217	12,063	11,976	11,956	12,005	12,026
Real estate — residential	33,872	33,278	32,096	31,585	31,329	30,920	30,330	30,277	30,743	30,551	30,348	30,063	29,592
Home equity lines of credit	21,998	21,686	21,323	20,862	20,185	19,670	19,423	19,053	18,581	18,080	17,584	16,839	16,294
Credit card and other unsecured lines of credit	2,409	2,369	2,303	2,295	2,312	2,315	2,338	2,400	2,393	2,327	2,329	2,309	2,282
Other consumer	7,704	7,504	7,615	8,232	8,307	8,290	8,325	8,309	7,966	7,911	7,884	7,719	7,545

Total portfolio loans	$108,558	$107,443	$105,693	$104,923	$103,626	$102,047	$101,012	$100,360	$99,819	$98,973	$98,225	$96,642	$95,082

Loans held for sale or securitization:
Commercial	$25	$12	$9	$20	$9	$9	$17	$21	$22	$13	$13	$17	$17
Commercial real estate	66	136	197	295	345	397	214	315	384	371	223	278	348
Mortgage:
National City Mortgage	8,334	8,277	7,360	7,536	8,194	8,238	8,170	9,092	9,259	9,289	8,827	8,748	8,498
First Franklin	2,688	2,665	2,488	1,682	1,997	2,491	2,773	2,658	2,123	1,958	1,874	2,162	2,402
National City Home Loan Services (formerly Altegra)	—	—	—	—	—	—	—	71	144	—	—	7	3
Provident PCFS	—	—	—	—	—	2	2	3	3	—	10	47	86

Total mortgage loans held for sale	11,022	10,942	9,848	9,218	10,191	10,731	10,945	11,824	11,529	11,247	10,711	10,964	10,989
Credit card loans	426	420	214	—	—	—	—	—	—	—	—	—	—
Student loans	6	2	—	—	—	—	—	—	—	—	—	—	—

Total loans held for sale or securitization	$11,545	$11,512	$10,268	$9,533	$10,545	$11,137	$11,176	$12,160	$11,935	$11,631	$10,947	$11,259	$11,354

LIABILITIES
Deposits:
Noninterest bearing	$18,905	$18,865	$18,483	$17,949	$18,885	$18,475	$17,686	$18,203	$18,726	$19,309	$18,628	$18,729	$18,722
NOW and money market accounts	28,237	28,409	28,522	28,571	29,093	29,345	29,145	29,260	29,730	29,893	29,928	29,449	29,715
Savings accounts	2,303	2,356	2,402	2,418	2,456	2,478	2,548	2,567	2,634	2,744	2,742	2,613	2,648
Consumer time	19,332	18,770	18,479	18,126	17,819	17,459	17,197	16,914	16,739	16,669	16,585	16,401	16,337

Core deposits	68,777	68,400	67,886	67,064	68,253	67,757	66,576	66,944	67,829	68,615	67,883	67,192	67,422
Other	7,105	6,612	6,190	5,156	5,053	4,908	4,895	4,821	4,822	5,183	5,140	5,065	5,373
Foreign	9,612	9,523	7,569	7,861	6,851	7,714	8,882	11,957	11,882	9,983	8,962	9,725	9,447

Total deposits	$85,494	$84,535	$81,645	$80,081	$80,157	$80,379	$80,353	$83,722	$84,533	$83,781	$81,985	$81,982	$82,242

Federal funds borrowed and security repurchase agreements	$8,200	$8,072	$6,353	$5,902	$5,981	$6,839	$6,984	$7,553	$7,623	$6,846	$6,900	$7,400	$8,012
Borrowed funds	1,514	1,318	2,232	2,523	2,820	1,563	1,607	1,298	1,270	1,507	2,175	1,616	800
Long-term debt	33,094	33,311	33,663	34,938	34,470	33,435	32,190	29,475	28,527	29,284	28,983	27,254	25,688
Memo:
Noninterest bearing mortgage escrow principal and interest (P&I) balances	$3,194	$3,022	$2,815	$2,599	$2,928	$2,781	$2,462	$2,673	$3,017	$3,168	$2,902	$2,815	$2,720
Noninterest bearing mortgage escrow taxes and insurance (T&I) balances	1,524	1,519	1,467	1,394	1,358	1,293	1,210	1,159	1,202	1,436	1,540	1,421	1,381
Noninterest bearing mortgage escrow replacement reserve (NRR) balances	122	123	119	114	114	99	108	102	107	118	104	99	92
Interest bearing mortgage escrow replacement reserve (IRR) balances	152	129	147	124	139	132	143	139	132	126	127	122	119
Noninterest bearing deposits excluding P&I, T&I, and NRR balances	14,065	14,201	14,082	13,842	14,485	14,302	13,906	14,269	14,400	14,587	14,082	14,394	14,529
Core deposits excluding P&I, T&I, NRR, and IRR balances	63,785	63,607	63,338	62,833	63,714	63,452	62,653	62,871	63,371	63,767	63,210	62,735	63,110

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CAPITALIZATION (Period End)
(In millions, except per share and employee data)

	August	July	June	May	April	March	February	January	December	November	October	September	August
	2005	2005	2005	2005	2005	2005	2005	2005	2004	2004	2004	2004	2004
COMMON STOCK ROLLFORWARD
Beginning balance	637.6	636.7	636.4	636.7	637.8	640.1	646.0	646.7	651.5	655.4	658.3	662.6	662.7
Shares issued under stock award plans	.7	1.4	.9	.6	.4	.6	.2	.7	.4	.5	.6	1.6	2.5
Shares issued for acquisitions	—	—	—	—	—	—	—	—	—	—	—	—	.1
Shares issued for PRIDES conversions	.4	—	1.2	.2	.8	2.1	—	1.7	—	—	—	—	—
Shares repurchased under repurchase authorizations	(3.9)	—	(1.4)	(1.1)	(2.2)	(5.0)	(6.0)	(2.9)	(5.1)	(4.4)	(3.4)	(5.6)	(2.4)
Shares exchanged for stock award plans	(.1)	(.5)	(.4)	—	—	(.1)	(.1)	(.2)	(.1)	—	(.1)	(.3)	(.6)
Other	.1	—	—	—	(.1)	.1	—	—	—	—	—	—	.3

Ending Balance	634.8	637.6	636.7	636.4	636.7	637.8	640.1	646.0	646.7	651.5	655.4	658.3	662.6

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased	3.9	—	1.4	1.1	2.2	5.0	6.0	2.9	5.1	4.4	3.4	5.6	2.4
Average price per share of repurchased common shares	$36.12	—	$33.85	$33.94	$33.55	$34.75	$35.90	$35.86	$37.10	$38.33	$38.40	$38.31	$37.09
Total cost	$142.4	—	$49.0	$36.4	$73.8	$173.2	$216.8	$104.0	$189.3	$168.2	$130.7	$214.8	$87.5
Common shares remaining under authorization(1)	14.6	18.5	18.5	19.9	21.0	23.2	28.2	34.2	37.1	17.2	21.6	25.0	30.6
Shares outstanding:
Average basic	637.3	637.2	636.8	636.4	637.4	638.4	642.8	647.8	648.4	653.4	657.0	660.7	662.9
Average diluted	646.5	645.9	644.0	644.1	644.2	646.5	652.9	658.2	660.8	667.2	670.8	675.4	677.3

(1)	In December 2004, National City’s Board of Directors authorized an additional 25 million shares of issued and outstanding common stock. This new authorization is incremental to the February 2004 share repurchase authorization, for 50 million shares, which replaced all previous share authorizations.
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	August	July	June	May	April	March	February	January	December	November	October	September	August
	2005	2005	2005	2005	2005	2005	2005	2005	2004	2004	2004	2004	2004
Line of business staff:
Consumer and Small Business Financial Services	13,267	13,272	13,344	13,204	13,140	13,183	13,253	13,102	13,079	12,791	12,640	12,661	12,717
Wholesale Banking	2,415	2,402	2,388	2,342	2,334	2,350	2,328	2,296	2,282	2,280	2,259	2,272	2,257
National City Mortgage	7,929	7,956	7,956	7,939	7,936	7,970	7,945	7,904	7,814	7,761	7,728	7,674	7,725
National Consumer Finance
First Franklin Financial Corporation	2,733	2,696	2,598	2,483	2,429	2,392	2,388	2,376	2,391	2,492	2,488	2,481	2,450
National City Home Loan Services	437	413	398	372	347	341	333	325	325	326	333	326	326
National Home Equity	526	517	497	480	461	448	429	431	415	412	411	415	429
National City Warehouse Resources	85	83	80	83	84	87	86	87	69	70	68	63	64
Provident PCFS(2)	—	—	—	—	—	—	—	—	245	262	369	437	448

Total National Consumer Finance	3,781	3,709	3,573	3,418	3,321	3,268	3,236	3,219	3,445	3,562	3,669	3,722	3,717
Asset Management	1,538	1,551	1,567	1,529	1,518	1,524	1,527	1,530	1,517	1,514	1,527	1,522	1,522
National Processing(3)	—	—	—	—	—	—	—	—	—	—	—	1,608	1,621
Corporate support staff(4)	6,645	6,708	6,665	6,582	6,621	6,813	7,023	7,001	7,093	7,238	7,247	6,933	7,018

Total Employees	35,575	35,598	35,493	35,014	34,870	35,108	35,312	35,052	35,230	35,146	35,070	36,392	36,577

(1)	Represents period-end, active, full-time equivalent employees

(2)	In December 2004, the Provident PCFS business was sold

(3)	In October 2004, the National Processing business was sold

(4)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES
($ in millions)

	August	July	June	May	April	March	February	January	December	November	October	September	August
	2005	2005	2005	2005	2005	2005	2005	2005	2004	2004	2004	2004	2004
Average Total Deposits(1)	$53,884	$53,638	$53,369	$53,032	$53,053	$52,694	$52,115	$51,988	$52,062	$51,611	$51,578	$51,867	$52,087

DEPOSIT ACCOUNT METRICS(1)(2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,191	$3,282	$3,264	$3,338	$3,497	$3,430	$3,355	$3,343	$3,296	$3,218	$3,244	$3,252	$3,271
Number of accounts(3)	1,770	1,762	1,764	1,752	1,753	1,753	1,833	1,831	1,748	1,734	1,741	1,750	1,758

Interest Bearing Checking
Average total balance	$7,881	$7,954	$7,992	$8,012	$8,210	$8,088	$7,995	$8,084	$8,150	$8,009	$8,039	$8,193	$8,375
Number of accounts(3)	922	909	897	884	868	856	907	897	844	836	831	830	825

Money Market Savings
Average total balance	$13,531	$13,705	$13,765	$13,893	$13,936	$14,078	$14,090	$14,055	$14,060	$14,117	$14,183	$14,316	$14,505
Number of accounts(3)	739	728	710	691	675	659	643	622	584	557	549	541	531

Regular savings
Average total balance	$2,011	$2,065	$2,114	$2,143	$2,163	$2,170	$2,140	$2,155	$2,154	$2,155	$2,173	$2,198	$2,235
Number of accounts(3)	673	686	696	707	717	728	776	786	760	766	779	796	809

Business Deposits:
Average total balance	$8,299	$8,199	$8,101	$7,861	$7,754	$7,786	$7,675	$7,771	$8,045	$7,974	$7,833	$7,786	$7,654
Number of accounts(3)	381	380	379	376	374	373	397	395	376	372	371	371	365

Time Deposits:
Average total balance	$18,701	$18,160	$17,874	$17,524	$17,237	$16,888	$16,629	$16,338	$16,106	$15,886	$15,868	$15,884	$15,815
Number of accounts(3)	989	976	967	960	947	930	992	981	902	887	895	898	900

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)
Installment loan originations:
Home equity(4)	3,556	2,676	2,020	1,675	1,339	2,216	1,793	1,335	2,485	2,065	1,854	2,263	3,358
Other(5)	1,673	1,405	1,616	1,527	1,277	1,258	1,368	1,340	1,288	1,584	1,600	1,885	1,819
Home equity and other lines of credit	7,016	7,261	7,667	6,840	7,642	7,361	4,998	4,635	7,477	6,061	7,269	7,438	7,451

Total consumer loan originations	12,245	11,342	11,303	10,042	10,258	10,835	8,159	7,310	11,250	9,710	10,723	11,586	12,628

BANK BRANCHES AND OTHER
Total bank branches	1,216	1,220	1,221	1,221	1,222	1,217	1,226	1,226	1,222	1,222	1,224	1,206	1,207
ATMs	1,933	1,931	1,933	1,931	1,938	1,928	1,937	1,958	1,948	1,948	1,945	1,931	2,106
Online banking customers	1,197,112	1,163,100	1,135,539	1,106,901	1,085,084	1,062,707	1,038,882	1,023,818	1,014,403	1,005,659	997,355	975,392	968,093

(1)	Restated to reflect the reassignment of certain deposits to the Wholesale Banking line of business and the reclassification of certain Wayne Bancorp deposit balances into the fourth quarter results of Consumer and Small Business Financial Services.

(2)	Excludes Dealer Finance, Education Finance, and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from the consumer loan production metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(5)	Includes automobile, truck, boat, recreational vehicle, and other secured installment loans.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	August	July	June	May	April	March	February	January	December	November	October	September	August
	2005	2005	2005	2005	2005	2005	2005	2005	2004	2004	2004	2004	2004
ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$64,298	$62,578	$61,191	$60,105	$60,698	$62,076	$60,868	$63,038	$61,262	$60,332	$60,322	$60,743	$60,984
Acquisition	—	—	—	—	—	—	—	—	—	—	257	—	—
Estimated change due to market impact	(122)	821	228	960	(65)	(591)	809	(619)	944	994	(1,825)	265	360
Other activity, net	655	899	1,159	126	(528)	(787)	399	(1,551)	832	(64)	1,578	(686)	(601)

Value at end of period	64,831	64,298	62,578	61,191	60,105	60,698	62,076	60,868	63,038	61,262	60,332	60,322	60,743

Non-managed assets:
Value at beginning of period	43,020	42,949	44,427	44,366	45,398	46,282	45,377	45,739	46,508	48,005	47,327	47,191	46,635
Acquisition	—	—	—	—	—	—	—	—	—	—	137	—	—
Estimated change due to market impact	(159)	1,128	(24)	738	(347)	(604)	630	(844)	866	820	1,231	176	121
Other activity, net	(422)	(1,057)	(1,454)	(677)	(685)	(280)	275	482	(1,635)	(2,317)	(690)	(40)	435

Value at end of period	42,439	43,020	42,949	44,427	44,366	45,398	46,282	45,377	45,739	46,508	48,005	47,327	47,191

Total assets at end of period	$107,270	$107,318	$105,527	$105,618	$104,471	$106,096	$108,358	$106,245	$108,777	$107,770	$108,337	$107,649	$107,934

Proprietary mutual fund assets (included above)	$11,953	$11,936	$12,254	$12,084	$12,058	$12,444	$12,763	$12,794	$13,483	$13,450	$13,621	$13,446	$13,308
MORTGAGE BANKING STATISTICS
($ in millions)

	August	July	June	May	April	March	February	January	December	November	October	September	August
	2005	2005	2005	2005	2005	2005	2005	2005	2004	2004	2004	2004	2004
PRODUCTION DATA
Applications: (1)
National City Mortgage (NCM)	$8,023	$8,113	$9,956	$8,349	$8,419	$8,346	$8,585	$7,469	$7,694	$7,984	$8,633	$9,094	$9,096
First Franklin	4,811	4,665	5,813	4,814	3,601	4,420	3,225	3,088	3,607	3,748	3,956	4,098	4,492

Total Applications	$12,834	$12,778	$15,769	$13,163	$12,020	$12,766	$11,810	$10,557	$11,301	$11,732	$12,589	$13,192	$13,588

Percentage of NCM applications represented by refinances	52%	52%	56%	49%	45%	47%	56%	56%	57%	55%	54%	52%	48%

Originations:
NCM Retail	$3,378	$3,078	$3,346	$2,993	$2,693	$2,874	$2,231	$2,149	$2,684	$2,729	$2,644	$2,577	$2,648
NCM Wholesale	2,705	2,511	2,370	1,962	2,024	2,784	2,337	2,599	2,980	2,892	2,483	2,710	2,659
Less: portfolio loan originations(2)	(584)	(494)	(583)	(566)	(522)	(496)	(378)	(353)	(437)	(457)	(449)	(448)	(466)

Total NCM originations for sale	5,499	5,095	5,133	4,389	4,195	5,162	4,190	4,395	5,227	5,164	4,678	4,839	4,841

Total First Franklin loan originations	3,005	3,017	3,430	2,479	2,150	2,335	1,685	1,585	2,234	2,347	2,372	2,335	2,666
Less: portfolio loan originations	(319)	(1,244)	(1,388)	(992)	(855)	(846)	(152)	(664)	(772)	(813)	(1,009)	(773)	(1,013)

Total First Franklin originations for sale	2,686	1,773	2,042	1,487	1,295	1,489	1,533	921	1,462	1,534	1,363	1,562	1,653

Total Loans Originated For Sale	$8,185	$6,868	$7,175	$5,876	$5,490	$6,651	$5,723	$5,316	$6,689	$6,698	$6,041	$6,401	$6,494

Percentage of NCM originations represented by refinances	53%	51%	47%	47%	49%	57%	58%	57%	55%	57%	52%	47%	43%
Percentage of First Franklin originations represented by refinances	29%	28%	28%	31%	34%	36%	39%	39%	34%	37%	35%	31%	33%

LOAN SALES
NCM loans sold servicing retained	$4,382	$4,174	$4,065	$3,813	$4,451	$3,999	$4,302	$4,787	$4,341	$4,451	$3,812	$4,381	$4,161
NCM loans sold servicing released	159	162	163	183	127	130	126	162	136	154	210	237	92

Total NCM loan sales	4,541	4,336	4,228	3,996	4,578	4,129	4,428	4,949	4,477	4,605	$4,022	$4,618	$4,253
First Franklin loans sold servicing retained	415	1,944	1,481	—	847	1,080	—	796	970	949	—	—	—
First Franklin loans sold servicing released	—	—	—	1,259	559	1,455	—	1,141	330	382	1,565	1,678	2,625

Total First Franklin loan sales	415	1,944	1,481	1,259	1,406	2,535	—	1,937	1,300	1,331	1,565	1,678	2,625

Total Mortgage Loan Sales	$4,956	$6,280	$5,709	$5,255	$5,984	$6,664	$4,428	$6,886	$5,777	$5,936	$5,587	$6,296	$6,878

SERVICING DATA
NCM mortgage loans serviced for third parties	$157,067	$157,159	$156,938	$157,082	$156,646	$155,087	$155,781	$154,142	$152,367	$152,365	$151,280	$150,329	$150,290
First Franklin mortgage loans serviced for third parties	7,895	7,633	5,804	4,437	4,506	3,722	2,677	2,697	1,913	949	—	—	—

Total Mortgage Loans Serviced for Third Parties	$164,962	$164,792	$162,742	$161,519	$161,152	$158,809	$158,458	$156,839	$154,280	$153,314	$151,280	$150,329	$150,290

(1)	Includes loans originated for sale and to be held in portfolio

(2)	Primarily represents home equity loans originated for the National Home Equity business unit

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS(1)
($ in millions)

	August	July	June	May	April	March	February	January	December	November	October	September	August
	2005	2005	2005	2005	2005	2005	2005	2005	2004	2004	2004	2004	2004
PRODUCTION DATA

Originations:
Total First Franklin originations	$3,005	$3,017	$3,430	$2,479	$2,150	$2,335	$1,685	$1,585	$2,234	$2,347	$2,372	$2,335	$2,666
Weighted-average note rate	7.25%	6.99%	6.96%	7.07%	7.13%	6.97%	7.04%	7.01%	6.95%	6.88%	6.91%	7.02%	7.08%
Weighted-average credit score(2)	658	659	658	655	654	654	651	651	653	652	654	653	653

Sales:
Total sales of First Franklin loans to third parties	$415	$1,944	$1,481	$1,259	$1,406	$2,535	—	$1,937	$1,300	$1,331	$1,565	$1,678	$2,625
Total production revenue	14	21	30	24	26	61	(5)	28	24	24	29	37	66

PORTFOLIO STATISTICS(3)
Period-end portfolio balance	$19,947	$19,560	$18,880	$18,621	$18,344	$18,131	$18,706	$18,519	$18,260	$18,597	$18,273	$18,116	$17,729
Weighted-average note rate	6.89%	6.85%	6.81%	6.79%	6.77%	6.77%	6.75%	6.74%	6.76%	6.85%	6.85%	6.84%	6.83%
Weighted-average loan size	$119,340	$120,756	$122,336	$123,469	$124,351	$124,384	$126,423	$127,577	$126,680	$121,520	$122,564	$124,399	$126,552
Weighted-average credit score(2)(4)	652	651	651	651	650	648	648	648	648	649	648	650	650
First-lien weighted-average loan-to-value ratio(5)	77.71%	77.69%	77.66%	77.64%	77.65%	77.64%	77.76%	77.76%	77.78%	77.79%	77.78%	77.80%	77.82%

(1)	First Franklin loans are nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	These loans are retained in the residential real estate portfolio.

(4)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(5)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.